File Number: 333-114788
                                          Filed Pursuant to Rule 497(c) of
                                          the Securities Act of 1933


PIONEER SOLUTIONS - CONSERVATIVE FUND
PIONEER SOLUTIONS - BALANCED FUND
PIONEER SOLUTIONS - GROWTH FUND


          Pioneer Solutions -    Pioneer Solutions -    Pioneer Solutions -
              Conservative             Balanced               Growth
 Class            Fund                   Fund                  Fund
-------  ---------------------  ---------------------  --------------------
    A            PIAVX                  PIALX                  GRAAX
    C            PICVX                  PIDCX                  GRACX
    R            PSMRX                  BALRX                  SOGRX
    Y            IBBCX                  IMOYX                  IBGYX

                                                    Prospectus, December 1, 2015

CONTENTS
--------------------------------------------------------------------------------

Conservative Fund...............................   1
Balanced Fund...................................  15
Growth Fund.....................................  29
More on each fund's investment
objectives and strategies.......................  43
More on the risks of investing in a fund........  54
Management......................................  78
Pricing of shares...............................  80
Choosing a class of shares......................  82
Distribution and service arrangements    .        84
Sales charges...................................  87
Buying, exchanging and selling shares...........  94
Account options................................. 105
Shareholder services and policies............... 109
Dividends, capital gains and taxes.............. 116
Financial highlights............................ 119

The Securities and Exchange Commission, the Commodity Futures Trading Commission, and any state securities agency have not approved or disapproved the fund's shares or determined whether this prospectus is accurate

[GRAPHIC APPEARS HERE]





or complete. Any representation to the contrary is a crime.

     An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------

     Contact your investment professional to discuss how the fund may fit into your portfolio.
-------------------------------------------------------------------------------

Fund Summary for
Pioneer Solutions - Conservative Fund


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 87 and the "Sales charges" section of the statement of additional information beginning on page 68.


SHAREOWNER FEES
(fees paid directly from your investment)                   CLASS A   CLASS C   CLASS R   CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None        None     None
----------------------------------------------------------   ------   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                  None/1/        1%        None     None
----------------------------------------------------------  ------    --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                 CLASS A   CLASS C   CLASS R   CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------    -----     -----     -----     -----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     0.50%     0.00%
--------------------------------------------------------    -----     -----     -----     -----
Other Expenses/2/                                           0.41%     0.40%     0.97%     0.85%
--------------------------------------------------------    -----     -----     -----     -----
Acquired Fund Fees and Expenses/3/                          0.65%     0.65%     0.65%     0.65%
--------------------------------------------------------    -----     -----     -----     -----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses/3/                                        1.44%     2.18%     2.25%     1.63%
--------------------------------------------------------    -----     -----     -----     -----
Less: Fee Waiver and Expense Reimbursement/4/              -0.08%    -0.08%    -0.70%    -0.33%
--------------------------------------------------------    -----     -----     -----     -----
Net Expenses Plus Acquired Fund Fees and Expenses/4/        1.36%     2.10%     1.55%     1.30%
--------------------------------------------------------    -----     -----     -----     -----

1 Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%.

2 Other Expenses for Class R shares are based on estimated amounts for the current fiscal year.

Fund Summary for
Pioneer Solutions - Conservative Fund

3 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

4 The fund's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.70%, 1.45%, 0.90% and 0.65% of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2017. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 IF YOU REDEEM YOUR SHARES            IF YOU DO NOT REDEEM YOUR SHARES
           --------------------------------------  --------------------------------------
                                NUMBER OF YEARS YOU OWN YOUR SHARES
           ------------------------------------------------------------------------------
                 1        3          5         10        1        3          5         10
           -------  -------  ---------  ---------  -------  -------  ---------  ---------
Class A    $706     $997     $1,309     $2,194     $706     $997     $1,309     $2,194
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class C     313      674      1,162      2,507      213      674      1,162      2,507
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class R     158      636      1,141      2,531      158      636      1,141      2,531
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class Y     132      482        855      1,905      132      482        855      1,905
---------  ----     ----     ------     ------     ----     ----     ------     ------

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 108% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a "fund of funds." The fund seeks to achieve its investment objectives by primarily investing in other funds ("underlying funds"). The fund may also invest directly in securities and use derivatives.

The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called "alternative" - asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms).

The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. Accordingly, the fund's exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that the fund must have to any asset class. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or "junk" bonds.

The adviser selects investments it believes will perform well over time while maintaining a level of volatility (the variability of returns from one period to the next) corresponding to its risk/return profile, targeting an annualized volatility level for the fund of approximately 3% - 7.5%. Due to market conditions and other factors, the actual or realized volatility of the fund for any particular period of time may be materially higher or lower than the target level. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk.

Fund Summary for
Pioneer Solutions - Conservative Fund

The fund invests mainly in funds managed by Pioneer or one of its affiliates. The fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (ETFs) when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.

The investment adviser allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund's investment strategies, investment process and portfolio management team.

As part of its overall strategy, the fund may use derivatives, including futures, options, forward foreign currency exchange contracts and swaps. The fund may use derivatives in an effort to limit the effects of volatility or severe market events on the fund, to seek incremental return, and for a variety of other hedging and non-hedging purposes. The fund also may use derivatives strategies designed to isolate sources of return associated with specific investment opportunities that are not correlated to the general market environment. Investment opportunities may relate, for example, to the relative value or credit quality of individual instruments, issuers, industries or sectors, capital or investment structures relating to issuers or sectors, the structure (yield curve) or direction of prevailing interest rates, the movement of global currency exchange rates, and the expected price convergence of different instruments. These strategies often entail two or more simultaneous derivatives positions (one long and one short) structured in an effort to reduce some risks while isolating a potential source of return. The fund may invest in derivative instruments to the full extent permitted by applicable legal and regulatory requirements.

In addition, certain underlying funds may use derivatives.

Investments typically are sold - and derivatives-based strategies unwound - when the adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.

PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. The fund's investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds, derivatives and other investments.

MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

Fund Summary for
Pioneer Solutions - Conservative Fund

RISK OF INVESTMENT IN OTHER FUNDS. Investing in other investment companies, including exchange-traded funds (ETFs). subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objecitves. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

PORTFOLIO SELECTION RISK. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal ..Interest rates in the U.S. recently have been historically low so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

RISKS OF INVESTMENTS IN REAL ESTATE RELATED SECURITIES. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to

Fund Summary for
Pioneer Solutions - Conservative Fund

its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the portfolio to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures.

DERIVATIVES RISK. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT POSITION RISK. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund.

LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to purchase or sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. Liquidity risk may be magnified in a rising interest rate environment.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued

Fund Summary for
Pioneer Solutions - Conservative Fund

securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.

CASH MANAGEMENT RISK. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the MSCI World Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies, and a blended benchmark (80% Barclays Capital Aggregate Bond Index / 20% MSCI World Index). You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Ibbotson Associates, Inc. served as the fund's sub-adviser until November 14, 2014. Effective November 17, 2014, Pioneer became directly responsible for portfolio management decisions for the fund. The performance shown for all periods reflects the investment strategy in effect for the fund during such periods.


ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]






'06      '07    '08      '09     '10    '11    '12    '13    '14
  7.24   5.50   -21.11   24.58   9.69   0.06   8.93   8.41   3.50



For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 12.36% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -12.54% (10/1/2008 TO 12/31/2008).

At September 30, 2015, the year-to-date return was -1.38%.

No performance information is presented for Class R shares in the table because Class R shares do not have annual returns for at least one calendar year. The returns for Class R shares would differ from those of Class A, Class C and Class Y shares because they have different expenses.

Fund Summary for
Pioneer Solutions - Conservative Fund

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2014)


                                                                                  SINCE   INCEPTION
                                                         1 YEAR    5 YEARS    INCEPTION        DATE
                                                       --------  ---------  -----------  ----------
Class A                                                                                    5/12/05
-----------------------------------------------------  -----     -----      ----           -------
Return before taxes                                     -2.44       4.80         4.07
-----------------------------------------------------  ------    -------         ----    -------
Return after taxes on distributions                     -3.37       3.81         3.07
-----------------------------------------------------  ------    -------         ----    -------
Return after taxes on distributions and sale of
shares                                                  -1.20       3.34         2.84
-----------------------------------------------------  ------    -------         ----    -------
Class C                                                  2.68       5.26         3.83      5/12/05
-----------------------------------------------------  ------    -------         ----      -------
Class Y                                                  3.55       5.58         3.53      10/5/05
-----------------------------------------------------  ------    -------         ----      -------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)      5.97       4.45         4.78      5/12/05
-----------------------------------------------------  ------    -------         ----      -------
MSCI World Index
(reflects no deduction for fees, expenses or taxes)      4.94      10.20         6.61      5/12/05
-----------------------------------------------------  ------    -------         ----      -------
Blended Benchmark (80% Barclays Capital
Aggregate Bond Index / 20% MSCI World Index)
(reflects no deduction for fees, expenses or taxes)      5.76       5.60         5.15      5/12/05
-----------------------------------------------------  ------    -------         ----      -------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class A, Class C, Class R and Class Y shares shares will vary.

MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John O'Toole, Head of Multi-Asset Fund
                       Solutions at Pioneer (portfolio manager of the
                       fund since November 2014); Paul Weber, Head
                       of Fund Research and Manager Selection within
                       the Multi-Asset Fund Solutions team at Pioneer
                       (portfolio manager of the fund since November
                       2014); and Salvatore Buono, Head of Strategy
                       Alignment and Structured Products within the
                       Multi-Asset Fund Solutions team at Pioneer
                       (portfolio manager of the fund since November
                          2014)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone:
Pioneer Funds, P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292.

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.


TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary

Fund Summary for
Pioneer Solutions - Conservative Fund

and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Fund Summary for
Pioneer Solutions - Balanced Fund


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 87 and the "Sales charges" section of the statement of additional information beginning on page 68.


SHAREOWNER FEES
(fees paid directly from your investment)                   CLASS A   CLASS C   CLASS R   CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None        None     None
----------------------------------------------------------   ------   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                  None/1/        1%        None     None
----------------------------------------------------------  ------    --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                 CLASS A   CLASS C   CLASS R   CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------     ----      ----     -----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     0.50%     0.00%
--------------------------------------------------------     ----      ----     -----      ----
Other Expenses/2/                                           0.28%     0.22%     0.35%     0.23%
--------------------------------------------------------     ----      ----     -----      ----
Acquired Fund Fees and Expenses/3/                          0.75%     0.75%     0.75%     0.75%
--------------------------------------------------------     ----      ----     -----      ----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses/3/                                        1.41%     2.10%     1.73%     1.11%
--------------------------------------------------------     ----      ----     -----      ----
Less: Fee Waiver and Expense Reimbursement/4/               0.00%     0.00%    -0.08%     0.00%
--------------------------------------------------------     ----      ----     -----      ----
Net Expenses Plus Acquired Fund Fees and Expenses/4/        1.41%     2.10%     1.65%     1.11%
--------------------------------------------------------     ----      ----     -----      ----

1 Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%.

2 Other Expenses for Class R shares are based on estimated amounts for the current fiscal year.

Fund Summary for
Pioneer Solutions - Balanced Fund

3 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

4 The fund's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. This expense limitation is in effect through December 1, 2017. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 IF YOU REDEEM YOUR SHARES            IF YOU DO NOT REDEEM YOUR SHARES
           --------------------------------------  --------------------------------------
                                NUMBER OF YEARS YOU OWN YOUR SHARES
           ------------------------------------------------------------------------------
                 1        3          5         10        1        3          5         10
           -------  -------  ---------  ---------  -------  -------  ---------  ---------
Class A    $710     $996     $1,302     $2,169     $710     $996     $1,302     $2,169
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class C     313      658      1,129      2,431      213      658      1,129      2,431
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class R     168      537        931      2,034      168      537        931      2,034
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class Y     113      353        612      1,352      113      353        612      1,352
---------  ----     ----     ------     ------     ----     ----     ------     ------

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 89% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a "fund of funds." The fund seeks to achieve its investment objectives by primarily investing in other funds ("underlying funds"). The fund may also invest directly in securities and use derivatives.

The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called "alternative" - asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms).

The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. Accordingly, the fund's exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that the fund must have to any asset class. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or "junk" bonds.

The adviser selects investments it believes will perform well over time while maintaining a level of volatility (the variability of returns from one period to the next) corresponding to its risk/return profile, targeting an annualized volatility level for the fund of approximately 6% - 12.5%. Due to market conditions and other factors, the actual or realized volatility of the fund for any particular period of time may be materially higher or lower than the target level. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk.

Fund Summary for
Pioneer Solutions - Balanced Fund

The fund invests mainly in funds managed by Pioneer or one of its affiliates. The fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (ETFs) when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.

The investment adviser allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund's investment strategies, investment process and portfolio management team.

As part of its overall strategy, the fund may use derivatives, including futures, options, forward foreign currency exchange contracts and swaps. The fund may use derivatives in an effort to limit the effects of volatility or severe market events on the fund, to seek incremental return, and for a variety of other hedging and non-hedging purposes. The fund also may use derivatives strategies designed to isolate sources of return associated with specific investment opportunities that are not correlated to the general market environment. Investment opportunities may relate, for example, to the relative value or credit quality of individual instruments, issuers, industries or sectors, capital or investment structures relating to issuers or sectors, the structure (yield curve) or direction of prevailing interest rates, the movement of global currency exchange rates, and the expected price convergence of different instruments. These strategies often entail two or more simultaneous derivatives positions (one long and one short) structured in an effort to reduce some risks while isolating a potential source of return. The fund may invest in derivative instruments to the full extent permitted by applicable legal and regulatory requirements.

In addition, certain underlying funds may use derivatives.

Investments typically are sold - and derivatives-based strategies unwound - when the adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.

PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. The fund's investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds, derivatives and other investments.

MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

Fund Summary for
Pioneer Solutions - Balanced Fund

RISK OF INVESTMENT IN OTHER FUNDS. Investing in other investment companies, including exchange-traded funds (ETFs). subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objecitves. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

PORTFOLIO SELECTION RISK. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal ..Interest rates in the U.S. recently have been historically low so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

RISKS OF INVESTMENTS IN REAL ESTATE RELATED SECURITIES. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to

Fund Summary for
Pioneer Solutions - Balanced Fund

its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the portfolio to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures.

DERIVATIVES RISK. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT POSITION RISK. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund.

LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to purchase or sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. Liquidity risk may be magnified in a rising interest rate environment.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued

Fund Summary for
Pioneer Solutions - Balanced Fund

securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.

CASH MANAGEMENT RISK. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the MSCI World Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies, and a blended benchmark (50% Barclays Capital Aggregate Bond Index / 50% MSCI World Index). You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Ibbotson Associates, Inc. served as the fund's sub-adviser until November 14, 2014. Effective November 17, 2014, Pioneer became directly responsible for portfolio management decisions for the fund. The performance shown for all periods reflects the investment strategy in effect for the fund during such periods.


ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]






'05      '06     '07    '08      '09     '10     '11     '12     '13     '14
  6.48   10.49   5.24   -30.22   28.96   11.96   -2.12   10.21   16.07   3.85



For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 16.41% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -17.24% (10/01/2008 TO 12/31/2008).

At September 30, 2015, the year-to-date return was -3.23%.

Fund Summary for
Pioneer Solutions - Balanced Fund

No performance information is presented for Class R shares in the table because Class R shares do not have annual returns for at least one calendar year. The returns for Class R shares would differ from those of Class A, Class C and Class Y shares because they have different expenses.


AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2014)


                                                                              SINCE   INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
                                       --------  ---------  ----------  -----------  ----------
Class A                                                                               8/9/04
-------------------------------------  -----     -----      ----        ----          ------
Return before taxes                     -2.12       6.53        4.33         5.18
-------------------------------------  ------    -------        ----         ----     ------
Return after taxes on distributions     -2.95       5.78        3.46         4.29
-------------------------------------  ------    -------        ----         ----     ------
Return after taxes on distributions
and sale of shares                      -0.82       4.85        3.21         3.92
-------------------------------------  ------    -------        ----         ----     ------
Class C                                  3.18       7.07        4.18         4.63     8/9/04
-------------------------------------  ------    -------        ----         ----     ------
Class Y                                  4.14       8.18         N/A         5.42    9/26/05
-------------------------------------  ------    -------        ----         ----    -------
Barclays Capital Aggregate Bond
Index
(reflects no deduction for fees,
expenses or taxes)                       5.97       4.45        4.71         4.73     8/9/04
-------------------------------------  ------    -------        ----         ----    -------
MSCI World Index
(reflects no deduction for fees,
expenses or taxes)                       4.94      10.20        6.03         7.45     8/9/04
-------------------------------------  ------    -------        ----         ----    -------
Blended Benchmark (50% Barclays
Capital Aggregate Bond Index / 50%
MSCI World Index)
(reflects no deduction for fees,
expenses or taxes)                       5.46       7.33        5.37         6.09     8/9/04
-------------------------------------  ------    -------        ----         ----    -------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class A, Class C, Class R and Class Y shares shares will vary.

MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John O'Toole, Head of Multi-Asset Fund
                       Solutions at Pioneer (portfolio manager of the
                       fund since November 2014); Paul Weber, Head
                       of Fund Research and Manager Selection within
                       the Multi-Asset Fund Solutions team at Pioneer
                       (portfolio manager of the fund since November
                       2014); and Salvatore Buono, Head of Strategy
                       Alignment and Structured Products within the
                       Multi-Asset Fund Solutions team at Pioneer
                       (portfolio manager of the fund since November
                          2014)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone:
Pioneer Funds, P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292.

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.


TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary

Fund Summary for
Pioneer Solutions - Balanced Fund

and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Fund Summary for
Pioneer Solutions - Growth Fund


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 87 and the "Sales charges" section of the statement of additional information beginning on page 68.


SHAREOWNER FEES
(fees paid directly from your investment)                   CLASS A   CLASS C   CLASS R   CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None        None     None
----------------------------------------------------------   ------   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                  None/1/        1%        None     None
----------------------------------------------------------  ------    --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                 CLASS A   CLASS C   CLASS R   CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------     ----      ----     -----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     0.50%     0.00%
--------------------------------------------------------     ----      ----     -----      ----
Other Expenses/2/                                           0.31%     0.25%     0.46%     0.34%
--------------------------------------------------------     ----      ----     -----      ----
Acquired Fund Fees and Expenses/3/                          0.74%     0.74%     0.74%     0.74%
--------------------------------------------------------     ----      ----     -----      ----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses/3/                                        1.43%     2.12%     1.83%     1.21%
--------------------------------------------------------     ----      ----     -----      ----
Less: Fee Waiver and Expense Reimbursement/4/               0.00%     0.00%    -0.19%     0.00%
--------------------------------------------------------     ----      ----     -----      ----
Net Expenses Plus Acquired Fund Fees and Expenses/4/        1.43%     2.12%     1.64%     1.21%
--------------------------------------------------------     ----      ----     -----      ----

1 Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%.

2 Other Expense for Class R shares are based on estimated amounts for the current fiscal year.

Fund Summary for
Pioneer Solutions - Growth Fund

3 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

4 The fund's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. This expense limitation is in effect through December 1, 2017. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  IF YOU REDEEM YOUR SHARES              IF YOU DO NOT REDEEM YOUR SHARES
           ----------------------------------------  ----------------------------------------
                                  NUMBER OF YEARS YOU OWN YOUR SHARES
           ----------------------------------------------------------------------------------
                 1          3          5         10        1          3          5         10
           -------  ---------  ---------  ---------  -------  ---------  ---------  ---------
Class A    $712     $1,001     $1,312     $2,190     $712     $1,001     $1,312     $2,190
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class C     315        664      1,139      2,452      215        664      1,139      2,452
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class R     167        557        973      2,132      167        557        973      2,132
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class Y     123        384        665      1,466      123        384        665      1,466
---------  ----     ------     ------     ------     ----     ------     ------     ------

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 98% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a "fund of funds." The fund seeks to achieve its investment objectives by primarily investing in other funds ("underlying funds"). The fund may also invest directly in securities and use derivatives.

The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called "alternative" - asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms).

The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. Accordingly, the fund's exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that the fund must have to any asset class. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or "junk" bonds.

The adviser selects investments it believes will perform well over time while maintaining a level of volatility (the variability of returns from one period to the next) corresponding to its risk/return profile, targeting an annualized volatility level for the fund of approximately 10% - 18%. Due to market conditions and other factors, the actual or realized volatility of the fund for any particular period of time may be materially higher or lower than the target level. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk.

Fund Summary for
Pioneer Solutions - Growth Fund

The fund invests mainly in funds managed by Pioneer or one of its affiliates. The fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (ETFs) when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.

The investment adviser allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund's investment strategies, investment process and portfolio management team.

As part of its overall strategy, the fund may use derivatives, including futures, options, forward foreign currency exchange contracts and swaps. The fund may use derivatives in an effort to limit the effects of volatility or severe market events on the fund, to seek incremental return, and for a variety of other hedging and non-hedging purposes. The fund also may use derivatives strategies designed to isolate sources of return associated with specific investment opportunities that are not correlated to the general market environment. Investment opportunities may relate, for example, to the relative value or credit quality of individual instruments, issuers, industries or sectors, capital or investment structures relating to issuers or sectors, the structure (yield curve) or direction of prevailing interest rates, the movement of global currency exchange rates, and the expected price convergence of different instruments. These strategies often entail two or more simultaneous derivatives positions (one long and one short) structured in an effort to reduce some risks while isolating a potential source of return. The fund may invest in derivative instruments to the full extent permitted by applicable legal and regulatory requirements.

In addition, certain underlying funds may use derivatives.

Investments typically are sold - and derivatives-based strategies unwound - when the adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.

PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. The fund's investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds, derivatives and other investments.

MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

Fund Summary for
Pioneer Solutions - Growth Fund

RISK OF INVESTMENT IN OTHER FUNDS. Investing in other investment companies, including exchange-traded funds (ETFs). subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objecitves. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

PORTFOLIO SELECTION RISK. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal ..Interest rates in the U.S. recently have been historically low so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

RISKS OF INVESTMENTS IN REAL ESTATE RELATED SECURITIES. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to

Fund Summary for
Pioneer Solutions - Growth Fund

its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the portfolio to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures.

DERIVATIVES RISK. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT POSITION RISK. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund.

LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to purchase or sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. Liquidity risk may be magnified in a rising interest rate environment.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued

Fund Summary for
Pioneer Solutions - Growth Fund

securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.

CASH MANAGEMENT RISK. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the MSCI World Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies, and a blended benchmark (80% MSCI World Index / 20% Barclays Capital Aggregate Bond Index). You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Ibbotson Associates, Inc. served as the fund's sub-adviser until November 14, 2014. Effective November 17, 2014, Pioneer became directly responsible for portfolio management decisions for the fund. The performance shown for all periods reflects the investment strategy in effect for the fund during such periods.


ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]






'05      '06     '07    '08      '09     '10     '11     '12     '13     '14
  8.24   12.49   5.47   -35.25   30.69   13.17   -3.30   11.00   18.94   4.67



For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 18.16% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -20.04% (10/01/2008 TO 12/31/2008).

At September 30, 2015, the year-to-date return was -4.22%.

No performance information is presented for Class R shares in the table because Class R shares do not have annual returns for at least one calendar year. The returns for Class R shares would differ from those of Class A, Class C and Class Y shares because they have different expenses.

Fund Summary for
Pioneer Solutions - Growth Fund

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2014)


                                                                              SINCE   INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
                                       --------  ---------  ----------  -----------  ----------
Class A                                                                               8/9/04
-------------------------------------  -----     -----      ----        ----          ------
Return before taxes                     -1.28       7.36        4.48         5.54
-------------------------------------  ------    -------        ----         ----     ------
Return after taxes on distributions     -2.11       6.76        3.79         4.83
-------------------------------------  ------    -------        ----         ----     ------
Return after taxes on distributions
and sale of shares                      -0.19       5.60        3.43         4.32
-------------------------------------  ------    -------        ----         ----     ------
Class C                                  3.93       7.90        4.34         5.09     8/9/04
-------------------------------------  ------    -------        ----         ----     ------
Class Y                                  4.98       8.70         N/A         5.48    9/26/05
-------------------------------------  ------    -------        ----         ----    -------
Barclays Capital Aggregate Bond
Index
(reflects no deduction for fees,
expenses or taxes)                       5.97       4.45        4.71         4.73     8/9/04
-------------------------------------  ------    -------        ----         ----    -------
MSCI World Index
(reflects no deduction for fees,
expenses or taxes)                       4.94      10.20        6.03         7.45     8/9/04
-------------------------------------  ------    -------        ----         ----    -------
Blended Benchmark (80% MSCI
World Index / 20% Barclays Capital
Aggregate Bond Index)
(reflects no deduction for fees,
expenses or taxes)                       5.15       9.05        5.77         6.91     8/9/04
-------------------------------------  ------    -------        ----         ----    -------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class A, Class C, Class R and Class Y shares shares will vary.

MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John O'Toole, Head of Multi-Asset Fund
                       Solutions at Pioneer (portfolio manager of the
                       fund since November 2014); Paul Weber, Head
                       of Fund Research and Manager Selection within
                       the Multi-Asset Fund Solutions team at Pioneer
                       (portfolio manager of the fund since November
                       2014); and Salvatore Buono, Head of Strategy
                       Alignment and Structured Products within the
                       Multi-Asset Fund Solutions team at Pioneer
                       (portfolio manager of the fund since November
                          2014)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone:
Pioneer Funds, P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292.

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.


TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary

Fund Summary for
Pioneer Solutions - Growth Fund

and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on each fund's investment objectives and strategies



INVESTMENT OBJECTIVES
The investment objectives of each of Pioneer Solutions - Conservative Fund, Pioneer Solutions - Balanced Fund, and Pioneer Solutions - Growth Fund is to seek long-term capital growth and current income. Each fund's investment objectives may be changed without shareholder approval. A fund will provide at least 30 days' notice prior to implementing any change to its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES
Each fund seeks to achieve its investment objectives by primarily investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds. Each fund may also invest directly in securities and use derivatives.


ASSET ALLOCATION PROCESS
Each fund may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer, including exchange-traded funds (ETFs).

Each fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. Each fund also may invest in underlying funds with exposure to non-traditional - so-called "alternative" - asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms).

The funds do not have target ranges for the allocation of assets among asset classes or individual underlying funds. Accordingly, each fund's exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. There is no maximum or minimum exposure that a fund must have to any asset class. The equity securities to which each fund may have exposure may be of any market capitalization. The fixed income securities to which each fund may have exposure may be of any maturity and of any credit quality, including high yield or "junk" bonds.

More on each fund's investment objectives and strategies

Pioneer selects investments it believes will perform well over time while maintaining a level of volatility (the variability of returns from one period to the next) corresponding to its risk/return profile, targeting an annualized volatility level for each fund as follows:

INVESTMENT STRATEGIES/ASSET CLASS TARGETS


             FUND                ANNUALIZED VOLATILITY LEVEL
------------------------------  ----------------------------
Pioneer Solutions -             Approximately 3% - 7.5%
                                ----------------------------
Conservative Fund
------------------------------
Pioneer Solutions - Balanced    Approximately 6% - 12.5%
                                ----------------------------
Fund
------------------------------
Pioneer Solutions - Growth      Approximately 10% - 18%
                                ----------------------------
Fund
------------------------------

Due to market conditions and other factors, the actual or realized volatility of a fund for any particular period of time may be materially higher or lower than the target level. A fund's volatility results from rapid and dramatic price swings of securities held by the underlying funds in which the fund invests. Higher volatility generally indicates higher risk.

Each fund invests mainly in funds managed by Pioneer or one of its affiliates. Each fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds (ETFs) when the desired economic exposure to a particular asset category or investment strategy is not available through a Pioneer fund.

Pioneer allocates each fund's assets among underlying funds and other investments based on strategic positioning and tactical considerations, taking into account both broad economic and market factors and factors specific to particular investments. Pioneer allocates a fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. Pioneer's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. Pioneer considers the relative return potential of investments in view of their expected relative risk, including potential volatility and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Pioneer also analyzes the fund's investment strategies, investment process and portfolio management team. The goal of this process is to identify a combination of investments with the potential to provide total return consistent with the fund's overall risk/return profile.

As part of its overall strategy, each fund may use derivatives, including futures, options, forward foreign currency exchange contracts and swaps. Each fund may use derivatives in an effort to limit the effects of volatility or severe market events on the fund, to seek incremental return, and for a variety of other hedging and non-hedging purposes. Each fund also may use derivatives strategies designed to isolate sources of return associated with specific investment opportunities that are not correlated to the general market environment. Investment opportunities may relate, for example, to the relative value or credit quality of individual instruments, issuers, industries or sectors, capital or investment structures relating to issuers or sectors, the structure (yield curve) or direction of prevailing interest rates, the movement of global currency exchange rates, and the expected price convergence of different instruments. These strategies often entail two or more simultaneous derivatives positions (one long and one short) structured in an effort to reduce some risks while isolating a potential source of return. Each fund may invest in derivative instruments to the full extent permitted by applicable legal and regulatory requirements.

In addition, certain underlying funds may use derivatives.

Investments typically are sold - and derivatives-based strategies unwound - when Pioneer's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.

Each fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.


INVESTMENTS IN EQUITY SECURITIES

     EQUITY SECURITIES
  The fund may invest in equity securities. Equity securities in which the fund invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

More on each fund's investment objectives and strategies

     INVESTMENTS IN REITS
  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


INVESTMENTS IN FIXED INCOME SECURITIES

     DEBT SECURITIES
  The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. The fund may acquire debt securities that are investment grade and may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

     U.S. GOVERNMENT SECURITIES
  The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.

  Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and Federal Home Loan Mortgage Corporation (FHLMC).

     MORTGAGE-BACKED SECURITIES
  The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.

  The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

     ASSET-BACKED SECURITIES
  The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.

  The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations

More on each fund's investment objectives and strategies

  (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

     EVENT-LINKED BONDS AND OTHER INSURANCE-LINKED SECURITIES
  The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

  Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. The fund may invest in interests in pooled entities that invest primarily in event-linked bonds.

  Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

  In addition to event-linked bonds, the fund may also invest in other insurance-linked securities, including structured reinsurance instruments such as quota share instruments (a form of proportional reinsurance whereby an investor participates in the premiums and losses of a reinsurer's portfolio of catastrophe-oriented policies, sometimes referred to as "reinsurance sidecars") and collateralized reinsurance investments, industry loss warranties, and other insurance- and reinsurance-related securities. Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the fund.

     FLOATING RATE INVESTMENTS
  Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.

  Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

  In most instances, the fund's investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

  Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.

More on each fund's investment objectives and strategies

     SUBORDINATED SECURITIES
  The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

     INVESTMENT GRADE SECURITIES
     A debt security is considered investment grade if it is:
  - Rated BBB or higher at the time of purchase by Standard & Poor's Financial Services LLC;
  - Rated the equivalent rating by a nationally recognized statistical rating organization; or
  - Determined to be of equivalent credit quality by Pioneer

  Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.

     BELOW INVESTMENT GRADE SECURITIES ("JUNK BONDS")
  The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

     DEBT RATING CONSIDERATIONS
  For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities. These ratings are used as criteria for the selection of portfolio securities, in addition to Pioneer's own assessment of the credit quality of potential investments.

     COMMODITY-RELATED INVESTMENTS
  Commodities are assets that have tangible properties, such as oils, metals, and agricultural products. The fund may gain exposure to commodities through investment in funds, including ETFs, or through commodity-linked notes and other commodity-linked derivatives. The fund also may invest in securities of issuers in commodity-related industries.


EQUITY AND FIXED INCOME INVESTMENTS

     NON-U.S. INVESTMENTS
  The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.

     DERIVATIVES
  The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

More on each fund's investment objectives and strategies

  - In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
  - As a substitute for purchasing or selling securities
  - To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative
  - To manage portfolio characteristics (for example, exposure to various market segments)
  - As a cash flow management technique

  The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

     INVERSE FLOATING RATE OBLIGATIONS
  The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.


ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the fund and each underlying fund may also use other techniques, including the following non-principal investment strategies.

REPURCHASE AGREEMENTS
In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in a fund

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in a fund. As with any mutual fund, there is no guarantee that a fund will achieve its objectives. Each fund's investment performance is directly related to the performance of the underlying funds. Each fund is exposed to the following risks through its investments in underlying funds, derivatives and other investments.

MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The values of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete


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loss on any individual security or derivative position. Particularly during periods of declining or illiquid markets, the fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the fund to lose money. This redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

RISK OF INVESTMENT IN OTHER FUNDS. Investing in other investment companies, including exchange-traded funds (ETFs). subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objecitves. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Underlying funds may themselves invest in other investment companies. The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.

Furthermore, Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the affiliated underlying funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


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PORTFOLIO SELECTION RISK. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. An underlying fund adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Following is additional information regarding the risks of investing in equity securities.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper


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swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF INVESTMENTS IN REAL-ESTATE RELATED SECURITIES. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed
o If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type

REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called "sub-prime" mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more


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susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in "Annual fund operating expenses" above.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

RISKS OF CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.


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PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

RISKS OF WARRANTS AND RIGHTS. Warrants and rights gives the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund's interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to


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hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates in the U.S. recently have been historically low and are expected to rise. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative. Following is additional information regarding the risks of investing in debt securities.

INTEREST RATE RISK. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Calculations of duration and maturity may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and


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U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund's yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

CREDIT RISK. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment


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of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. These illiquid investments may also be difficult to value. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.


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U.S. TREASURY OBLIGATIONS RISK. The market value of direct obligations of the
U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal Home Loan Banks ("FHLBs"), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.


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Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.


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At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has recently ended. As a result,


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mortgage rates may rise and prices of mortgage-backed securities may fall. To the extent the fund's assets are invested in mortgage-backed securities, returns to fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

RISKS OF INSTRUMENTS THAT ALLOW FOR BALLOON PAYMENTS OR NEGATIVE AMORTIZATION PAYMENTS. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds


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generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the fund's access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Pioneer will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the fund, and this decision could adversely affect the fund's investment performance. Loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.


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RISKS OF INVESTING IN INSURANCE-LINKED SECURITIES. The return of principal and the payment of interest on "event-linked" bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond or other insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the issuer. Certain insurance-linked securities may be difficult to value.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


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INFLATION-LINKED SECURITY RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the fund's income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.

RISKS OF ZERO-COUPON BONDS, PAYMENT IN KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.


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Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
o Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund's foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
o Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
o It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States


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o A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
o Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
o A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the fund's investments in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
o If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities

Additional risks of investing in emerging markets include:
o The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
o The fund could experience a loss from settlement and custody practices in some emerging markets
o The possibility that a counterparty may not complete a currency or securities transaction
o Low trading volumes may result in a lack of liquidity, and in extreme price volatility

Current and any future sanctions or other government actions against Russia could negatively impact the fund's investments in securities issued by Russian issuers or economically tied to Russian markets.


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CURRENCY RISK. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures. The


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portfolio may receive lower interest payments (or not receive any of the interest due) on an investment in a commodity-linked note if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is limited to the value of a particular commodity, commodity index or other economic variable, the portfolio might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange.DERIVATIVES RISK. Using swaps, futures, and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that a an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.Swap agreements and options to enter into swap agreements ("swaptions") tend to shift the fund's investment exposure from one type of investment to another. For example, the fund may enter into interest rate


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swaps, which involve the exchange of interest payments by the fund with another party, such as the exchange of floating rate payments for fixed interest payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than it would have been if the fund had not entered into the interest rate swap.The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in


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the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INVESTING IN INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

SHORT POSITION RISK. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk


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that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund. In the short sale of an instrument, the fund must first borrow the instrument from a lender, such as a broker or other institution. The fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

REPURCHASE AGREEMENT RISK. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

VALUATION RISK. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ - higher or lower - from the fund's last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin or volatile markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. Fixed income securities are typically valued using


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fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund's and the underlying fund's losses from adverse events affecting a particular issuer.

PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

CASH MANAGEMENT RISK. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The funds' policies and procedures with respect to disclosure of the funds' securities are described in the statement of additional information.


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Management

INVESTMENT ADVISER
Pioneer, the funds' investment adviser, selects the funds' investments and oversees the funds' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2015, assets under management were approximately $243 billion worldwide, including over $66 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.


PORTFOLIO MANAGEMENT
The following members of Pioneer's fund-of-funds team serve as each fund's portfolio managers:

John O'Toole is the Head of Multi-Asset Fund Solutions at Pioneer. Mr. O'Toole is responsible for the management of asset allocation portfolios and the full range of multi-asset products (fund of funds, segregated accounts and unit-linked). Pioneer's Multi-Asset Fund Solutions team is responsible for strategy selection across all asset classes, as well as manager appraisal and selection in the construction of multi-asset and multi-manager portfolios. Mr. O'Toole joined Pioneer in 2005. Mr. O'Toole has worked in the investment industry since 1995. Mr. O'Toole has been a portfolio manager of each fund since November 2014.

Paul Weber leads Pioneer's Fund Research and Manager Selection team. Prior to joining the team in 2004, Mr. Weber worked on special projects with Pioneer's Portfolio Analytics team. Mr. Weber's primary areas of coverage include equity strategies in Japan as well as global asset allocation strategies.


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Mr. Weber has a secondary focus on global bonds, European and Asian equity strategies. Mr. Weber joined Pioneer in 2002. Mr. Weber has been a portfolio manager of each fund since November 2014.

Salvatore Buono is Head of Strategy Alignment and Structured Products within Pioneer's Multi-Asset Fund Solutions team. In his role, he has oversight of portfolio positioning ensuring alignment of investment strategies across a broad range of products. Mr. Buono also oversees the trade management process, including liquidity and risk assessments for all proposed investment strategies. Mr. Buono joined Pioneer in 2008. Mr. Buono has been a portfolio manager of each fund since November 2014.

The funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the funds.


MANAGEMENT FEE
Each fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Pioneer's annual fee for each fund is equal to: 0.13% of the fund's average daily net assets, up to $2.5 billion; 0.11% of the fund's average daily net assets, from over $2.5 billion up to $4 billion; 0.10% of the fund's average daily net assets, from over $4 billion up to $5.5 billion; 0.08% of the fund's average daily net assets, over $5.5 billion.

For the fiscal year ended July 31, 2015, each fund paid management fees equal to 0.13% of the fund's average daily net assets, after fee waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees' approval of the funds' management contract is available in the funds' semiannual report to shareholders for the period ended January 31, 2015.


DISTRIBUTOR
Pioneer Funds Distributor, Inc. is the fund's distributor. The fund compensates the distributor for its services. The distributor is an affiliate of Pioneer.


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Pricing of shares

NET ASSET VALUE
Each fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, each fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund's most recent net asset value is available on the fund's website, us.pioneerinvestments.com.

Each fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Each fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that each fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

Each fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading


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patterns in the market for fixed income securities and/or other factors.
Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of each fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, each fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Each fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which each fund's net asset value is calculated. Because each fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - each fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by each fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.


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

Choosing a class of shares

Each fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o Whether you qualify for any reduction or waiver of sales charges
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."


CLASS A SHARES
o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
o Distribution and service fees of 0.25% of average daily net assets.


CLASS C SHARES
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o Distribution and service fees of 1.00% of average daily net assets.
o Does not convert to another share class.
o Maximum purchase amount (per transaction) of $499,999.


CLASS R SHARES
o No initial or contingent deferred sales charge.

o Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
o Generally, available only through certain tax-deferred retirement plans and related accounts.


CLASS Y SHARES
o No initial or contingent deferred sales charge.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.


SHARE CLASS ELIGIBILITY


CLASS R SHARES
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Distribution and service arrangements

DISTRIBUTION PLAN
Each fund has adopted a distribution plan for Class A, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


CLASS R SHARES SERVICE PLAN
The fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from a fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by a fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer

Distribution and service arrangements

or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges

INITIAL SALES CHARGES (CLASS A SHARES ONLY)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


SALES CHARGES FOR CLASS A SHARES


                                   SALES CHARGE AS % OF
                                  ----------------------
                                    OFFERING  NET AMOUNT
AMOUNT OF PURCHASE                     PRICE    INVESTED
--------------------------------- ---------- -----------
Less than $50,000                     5.75         6.10
---------------------------------     ----         ----
$50,000 but less than $100,000        4.50         4.71
---------------------------------     ----         ----
$100,000 but less than $250,000       3.50         3.63
---------------------------------     ----         ----
$250,000 but less than $500,000       2.50         2.56
---------------------------------     ----         ----
$500,000 or more                       -0-          -0-
---------------------------------     ----         ----

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


REDUCED SALES CHARGES
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Sales charges

RIGHTS OF ACCUMULATION
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.


LETTER OF INTENT
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE
In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at us.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


CLASS A PURCHASES AT NET ASSET VALUE
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

Sales charges

o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;
o Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;
o Group employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and
o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.


CONTINGENT DEFERRED SALES CHARGES (CDSCS)


CLASS A SHARES
Purchases of Class A shares of $500,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Sales charges

CLASS C SHARES
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue
    Code;
  - Due to retirement or termination of employment;
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
o The distribution is made to pay an account's advisory or custodial fees; or
o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the fund for account applications, account options forms and other account information:

PIONEER FUNDS
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the fund's transfer agent of applications submitted by regular mail to a post office address.

Each fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the funds' distributor, the funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.


IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares that is received in good order by the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the scheduled close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the transfer agent or an authorized agent after the scheduled close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.


GOOD ORDER MEANS THAT:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account's record owner(s)

Buying, exchanging and selling shares

  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."


BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


MINIMUM INVESTMENT AMOUNTS


CLASS A AND CLASS C SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. Each fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


CLASS R SHARES
There is no minimum investment amount for Class R shares, although investments are subject to the fund's policies regarding small accounts.

CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. Each fund may waive the initial investment amount.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT FOR CLASS Y
Each fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating

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Buying, exchanging and selling shares

    in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund.

Each fund reserves the right to waive the initial investment minimum in other circumstances.


MAXIMUM PURCHASE AMOUNTS
Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class R and Class Y shares are not subject to a maximum purchase amount.


RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.


HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

BY PHONE OR ONLINE
YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


IN WRITING, BY MAIL
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE FUND. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund's transfer agent of purchase orders submitted by regular mail to a post office address.


BY WIRE (CLASS Y SHARES ONLY)
If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times

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Buying, exchanging and selling shares

INSTRUCT YOUR BANK TO WIRE FUNDS TO:


Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Pioneer Solutions - Conservative Fund/Balanced
                         Fund/Growth Fund

The fund's transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.


EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.


SAME-FUND EXCHANGE PRIVILEGE
Certain shareholders may be eligible to exchange their shares for a fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

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HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE
After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


IN WRITING, BY MAIL OR BY FAX
You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE FUND. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund's transfer agent of exchange requests submitted by regular mail to a post office address.


SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


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If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.


HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Each fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered


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

o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


IN WRITING, BY MAIL OR BY FAX
You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The fund's transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The fund's transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund's transfer agent of redemption requests submitted by regular mail to a post office address.


HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321


BY MAIL
Send your written instructions to:
PIONEER FUNDS
P.O. Box 55014
Boston, Massachusetts 02205-5014

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PIONEER WEBSITE
us.pioneerinvestments.com


BY FAX
Fax your exchange and sale requests to:
1-800-225-4240


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Account options

See the account application form for more details on each of the following services or call the fund for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the fund's transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the fund or complete the online authorization screen at us.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction, the fund's transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


                                      105
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Account options

AUTOMATIC INVESTMENT PLANS
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish an automatic investment plan.


PIONEER INVESTOMATIC PLAN
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


AUTOMATIC EXCHANGES
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
Each fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.


DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You may not request a periodic withdrawal of more than 10% of the value of any Class C or Class R share account (valued at the time the plan is implemented)


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

Account options

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

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Shareholder services and policies

EXCESSIVE TRADING
Frequent trading into and out of a fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators,

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Shareholder services and policies

where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on a fund, each fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in a fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.


PURCHASES IN KIND
You may use securities you own to purchase shares of a fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objectives and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


REINSTATEMENT PRIVILEGE (CLASS A SHARES)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the fund no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the fund receives your written request for reinstatement. You may realize a gain or loss for

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Shareholder services and policies

federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


PIONEER WEBSITE
US.PIONEERINVESTMENTS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321
You can use FactFone/SM/ to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS
The fund's transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TAX INFORMATION FOR IRA ROLLOVERS
In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the fund's transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


PRIVACY
Each fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer's website.


SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

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Shareholder services and policies

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
Each fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


OTHER POLICIES
Each fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes

DIVIDENDS AND CAPITAL GAINS
Each fund generally pays any distributions of net short- and long-term capital gains in December.

Each fund generally pays dividends from any net investment income in December.

Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.


TAXES
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from each fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from each fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from each fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from a fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.

"Qualified dividend income" generally is income derived from dividends paid to underlying funds by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an underlying fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the funds (but none of the funds' capital gain distributions) may qualify for the dividends-received deduction for corporations. To the extent that a fund pays dividends attributable to income received by it from underlying fixed income funds, these dividends generally will not qualify for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on qualified dividend income.

Each fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to a fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the

Dividends, capital gains and taxes

employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales or exchanges.

Plan participants whose retirement plan invests in a fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect each fund and its shareowners.

Financial highlights

The financial highlights table helps you understand each fund's financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C, Class R and Class Y shares of each fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended July 31, 2015 and July 31, 2014 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report is included in the funds' annual report along with the funds' financial statements. This information below for each of the periods ended on or prior to July 31, 2013 was audited by another independent registered public accounting firm. The funds' annual report is incorporated by reference in the statement of additional information and is available upon request.

Financial highlights

PIONEER SOLUTIONS - CONSERVATIVE FUND


CLASS A SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year     $ 11.86      $ 11.42      $ 10.73      $ 10.85      $ 10.19
                                       -------      -------      -------      -------      -------
Increase (decrease) from
 investment operations:
 Net investment income (a)                0.30         0.25         0.28      $  0.28      $  0.26
 Net realized and unrealized gain
   (loss) on investments                 (0.07)        0.55         0.64        (0.09)        0.65
                                       -------      -------      -------      -------      -------
   Net increase (decrease) from
    investment operations              $  0.23      $  0.80      $  0.92      $  0.19      $  0.91
Distributions to shareowners:
 Net investment income                 $ (0.31)     $ (0.36)     $ (0.23)     $ (0.31)     $ (0.25)
                                       -------      -------      -------      -------      -------
Total distributions to shareowners     $ (0.31)     $ (0.36)     $ (0.23)     $ (0.31)     $ (0.25)
                                       -------      -------      -------      -------      -------
Net increase (decrease) in net
 asset value                           $ (0.08)     $  0.44      $  0.69      $ (0.12)     $  0.66
                                       -------      -------      -------      -------      -------
Net asset value, end of year           $ 11.78      $ 11.86      $ 11.42      $ 10.73      $ 10.85
                                       -------      -------      -------      -------      -------
Total return*                             2.01%        7.10%        8.72%        1.85%        9.04%
Ratio of net expenses to average
 net assets+                              0.71%        0.76%        0.77%        0.78%        0.78%
Ratio of net investment income to
 average net assets+                      2.53%        2.15%        2.51%        2.69%        2.47%
Portfolio turnover rate                    108%          12%          17%          20%          15%
Net assets, end of year (in
 thousands)                            $48,721      $46,873      $44,239      $42,613      $42,882
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                 0.79%        0.76%        0.77%        0.82%        0.80%
 Net investment income to
   average net assets                     2.45%        2.15%        2.51%        2.65%        2.45%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

PIONEER SOLUTIONS - CONSERVATIVE FUND


CLASS C SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year     $ 11.51      $ 11.09      $ 10.44      $ 10.56      $  9.96
                                       -------      -------      -------      -------      -------
Increase (decrease) from
 investment operations:
 Net investment income (a)             $  0.19      $  0.16      $  0.18      $  0.20      $  0.18
 Net realized and unrealized gain
   (loss) on investments                 (0.06)        0.54         0.63        (0.09)        0.63
                                       -------      -------      -------      -------      -------
   Net increase (decrease) from
    investment operations              $  0.13      $  0.70      $  0.81      $  0.11      $  0.81
Distributions to shareowners:
 Net investment income                 $ (0.23)     $ (0.28)     $ (0.16)     $ (0.23)     $ (0.21)
                                       -------      -------      -------      -------      -------
Total distributions to shareowners     $ (0.23)     $ (0.28)     $ (0.16)     $ (0.23)     $ (0.21)
                                       -------      -------      -------      -------      -------
Net increase (decrease) in net
 asset value                           $ (0.10)     $  0.42      $  0.65      $ (0.12)     $  0.60
                                       -------      -------      -------      -------      -------
Net asset value, end of year           $ 11.41      $ 11.51      $ 11.09      $ 10.44      $ 10.56
                                       -------      -------      -------      -------      -------
Total return*                             1.15%        6.42%        7.83%        1.16%        8.18%
Ratio of net expenses to average
 net assets+                              1.45%        1.49%        1.51%        1.56%        1.55%
Ratio of net investment income to
 average net assets+                      1.69%        1.40%        1.70%        1.91%        1.71%
Portfolio turnover rate                    108%          12%          17%          20%          15%
Net assets, end of year (in
 thousands)                            $21,260      $22,290      $20,542      $16,257      $15,068
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                 1.53%        1.49%        1.51%        1.56%        1.55%
 Net investment income to
   average net assets                     1.61%        1.40%        1.70%        1.91%        1.71%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial highlights

PIONEER SOLUTIONS - CONSERVATIVE FUND


CLASS R SHARES


                                                                                     7/1/15 TO
                                                                                     7/31/2015
                                                                                  --------------
 Net asset value, beginning of year                                                  $ 11.74
                                                                                     -------
 Increase (decrease) from investment operations:
  Net investment income (a)                                                          $  0.02
  Net realized and unrealized gain (loss) on investments                                0.02
                                                                                     -------
 Net increase (decrease) from investment operations                                  $  0.04
 Net increase in net asset value                                                     $  0.04
                                                                                     -------
 Net asset value, end of year                                                        $ 11.78
                                                                                     -------
 Total return*                                                                          0.34%**
 Ratio of net expenses to average net assets+                                           0.93%***
 Ratio of net investment income to average net assets+                                  1.58%***
 Portfolio turnover rate                                                                 108%
 Net assets, end of year (in thousands)                                              $    10
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses to average net assets                                                    1.41%***
  Net investment income to average net assets                                           1.10%***

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
**    Not annualized
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
***   Annualized

PIONEER SOLUTIONS - CONSERVATIVE FUND


CLASS Y SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year      $ 11.32      $ 10.86      $ 10.21      $ 10.41    $ 9.79
                                        -------      -------      -------      -------    ------
Increase (decrease) from
 investment operations:
 Net investment income (a)              $  0.21      $  0.24      $  0.20      $  0.13    $ 0.24
 Net realized and unrealized gain
   (loss) on investments                  (0.01)        0.49         0.61        (0.10)     0.65
                                        -------      -------      -------      -------    ------
   Net increase (decrease) from
    investment operations               $  0.20      $  0.73      $  0.81      $  0.03    $ 0.89
Distributions to shareowners:
 Net investment income                  $ (0.34)     $ (0.27)     $ (0.16)     $ (0.23)   $(0.27)
                                        -------      -------      -------      -------    ------
Total distributions to shareowners      $ (0.34)     $ (0.27)     $ (0.16)     $ (0.23)   $(0.27)
                                        -------      -------      -------      -------    ------
Net increase (decrease) in net
 asset value                            $ (0.14)     $  0.46      $  0.65      $ (0.20)   $ 0.62
                                        -------      -------      -------      -------    ------
Net asset value, end of year            $ 11.18      $ 11.32      $ 10.86      $ 10.21    $10.41
                                        -------      -------      -------      -------    ------
Total return*                              1.81%        6.83%        8.00%        0.34%     9.18%
Ratio of net expenses to average
 net assets+                               0.98%        0.98%        1.43%        2.26%     0.82%
Ratio of net investment income to
 average net assets+                       1.84%        2.13%        1.88%        1.28%     2.36%
Portfolio turnover rate                     108%          12%          17%          20%       15%
Net assets, end of year (in
 thousands)                             $   181      $   123      $   141      $    65    $   72
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                  0.98%        0.98%        1.43%        2.26%     0.82%
 Net investment income to
   average net assets                      1.84%        2.13%        1.88%        1.28%     2.36%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial highlights

PIONEER SOLUTIONS - BALANCED FUND


CLASS A SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year     $  12.73     $  11.72     $  10.46      $  10.74    $   9.68
                                       --------     --------     --------      --------    --------
Increase (decrease) from
 investment operations:
 Net investment income (a)             $   0.29     $   0.19     $   0.21      $   0.18    $   0.17
 Net realized and unrealized gain
   (loss) on investments                   0.12         1.03         1.27        (0.22)        1.07
                                       --------     --------     --------      --------    --------
   Net increase (decrease) from
    investment operations              $   0.41     $   1.22     $   1.48      $  (0.04)   $   1.24
Distributions to shareowners:
 Net investment income                 $  (0.36)    $  (0.21)    $  (0.22)     $  (0.24)   $  (0.18)
                                       --------     --------     --------      --------    --------
Total distributions to shareowners     $  (0.36)    $  (0.21)    $  (0.22)     $  (0.24)   $  (0.18)
                                       --------     --------     --------      --------    --------
Net increase (decrease) in net
 asset value                           $   0.05     $   1.01     $   1.26      $  (0.28)   $   1.06
                                       --------     --------     --------      --------    --------
Net asset value, end of year           $  12.78     $  12.73     $  11.72      $  10.46    $  10.74
                                       --------     --------     --------      --------    --------
Total return*                              3.33%       10.48%       14.32%       (0.27)%      12.91%
Ratio of net expenses to average
 net assets+                               0.66%        0.64%        0.66%        0.72%        0.71%
Ratio of net investment income to
 average net assets+                       2.25%        1.57%        1.85%        1.75%        1.59%
Portfolio turnover rate                      89%          10%           9%           9%          14%
Net assets, end of year (in
 thousands)                            $140,863     $136,511     $128,425      $118,833    $132,166
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                  0.66%        0.64%        0.66%        0.72%        0.71%
 Net investment income to
   average net assets                      2.25%        1.57%        1.85%        1.75%        1.59%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

PIONEER SOLUTIONS - BALANCED FUND


CLASS C SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year     $ 11.82      $ 10.92      $  9.77      $ 10.07      $  9.10
                                       -------      -------      -------      -------      -------
Increase (decrease) from
 investment operations:
 Net investment income (a)             $  0.17      $  0.09      $  0.12      $  0.10      $  0.09
 Net realized and unrealized gain
   (loss) on investments                  0.14         0.96         1.19       (0.22)         1.01
                                       -------      -------      -------      -------      -------
   Net increase (decrease) from
    investment operations              $  0.31      $  1.05      $  1.31      $ (0.12)     $  1.10
Distributions to shareowners:
 Net investment income                 $ (0.29)     $ (0.15)     $ (0.16)     $ (0.18)     $ (0.13)
                                       -------      -------      -------      -------      -------
Total distributions to shareowners     $ (0.29)     $ (0.15)     $ (0.16)     $ (0.18)     $ (0.13)
                                       -------      -------      -------      -------      -------
Net increase (decrease) in net
 asset value                           $  0.02      $  0.90      $  1.15      $ (0.30)     $  0.97
                                       -------      -------      -------      -------      -------
Net asset value, end of year           $ 11.84      $ 11.82      $ 10.92      $  9.77      $ 10.07
                                       -------      -------      -------      -------      -------
Total return*                             2.64%        9.70%       13.56%      (1.08)%       12.12%
Ratio of net expenses to average
 net assets+                              1.35%        1.33%        1.34%       1.41%         1.40%
Ratio of net investment income to
 average net assets+                      1.44%        0.81%        1.15%       1.06%         0.89%
Portfolio turnover rate                     89%          10%           9%          9%           14%
Net assets, end of year (in
 thousands)                            $74,720      $75,377      $64,989      $53,594      $52,059
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                 1.35%        1.33%        1.34%       1.41%         1.40%
 Net investment income to
   average net assets                     1.44%        0.81%        1.15%       1.06%         0.89%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial highlights

PIONEER SOLUTIONS - BALANCED FUND


CLASS R SHARES


                                                                                     7/1/15 TO
                                                                                     7/31/2015
                                                                                  --------------
 Net asset value, beginning of year                                                  $ 12.74
                                                                                     -------
 Increase (decrease) from investment operations:
  Net investment income (a)                                                          $  0.01
  Net realized and unrealized gain (loss) on investments                                0.03
                                                                                     -------
   Net increase (decrease) from investment operations                                $  0.04
 Net increase in net asset value                                                     $  0.04
                                                                                     -------
 Net asset value, end of year                                                        $ 12.78
                                                                                     -------
 Total return*                                                                          0.31%**
 Ratio of net expenses to average net assets+                                           0.93%***
 Ratio of net investment income to average net assets+                                  0.66%***
 Portfolio turnover rate                                                                  89%
 Net assets, end of year (in thousands)                                              $    10
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses to average net assets                                                    1.00%***
  Net investment income to average net assets                                           0.58%***

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
**    Not annualized
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
***   Annualized

PIONEER SOLUTIONS - BALANCED FUND


CLASS Y SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013     7/31/2012     7/31/2011
                                      ------------ ------------ ------------ --------------- -----------
Net asset value, beginning of year      $ 12.88      $ 11.86      $ 10.58       $ 10.88      $ 9.80
                                        -------      -------      -------       -------      ------
Increase (decrease) from
 investment operations:
 Net investment income (a)              $  0.37      $  0.23      $  0.25       $  0.22      $ 0.21
 Net realized and unrealized gain
   (loss) on investments                   0.09         1.03         1.28         (0.23)       1.09
                                        -------      -------      -------       -------      ------
   Net increase (decrease) from
    investment operations               $  0.46      $  1.26      $  1.53       $ (0.01)     $ 1.30
Distributions to shareowners:
 Net investment income                  $ (0.40)     $ (0.24)     $ (0.25)      $ (0.29)     $(0.22)
                                        -------      -------      -------       -------      ------
Total distributions to shareowners      $ (0.40)     $ (0.24)     $ (0.25)      $ (0.29)     $(0.22)
                                        -------      -------      -------       -------      ------
Net increase (decrease) in net
 asset value                            $  0.06      $  1.02      $  1.28       $ (0.30)     $ 1.08
                                        -------      -------      -------       -------      ------
Net asset value, end of year            $ 12.94      $ 12.88      $ 11.86       $ 10.58      $10.88
                                        -------      -------      -------       -------      ------
Total return*                              3.63%       10.68%       14.68%         0.00%(b)   13.37%
Ratio of net expenses to average
 net assets+                               0.36%        0.40%        0.36%         0.38%       0.32%
Ratio of net investment income to
 average net assets+                       2.92%        1.88%        2.26%         2.14%       2.00%
Portfolio turnover rate                      89%          10%           9%            9%         14%
Net assets, end of year (in
 thousands)                             $ 1,165      $ 3,239      $ 4,134       $ 5,208      $8,069
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                  0.36%        0.40%        0.36%         0.38%       0.32%
 Net investment income to
   average net assets                      2.92%        1.88%        2.26%         2.14%       2.00%

(a)        Calculated using average shares outstanding for the year.
(b)        Amount rounds to less than 0.01%.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial highlights

PIONEER SOLUTIONS - GROWTH FUND


CLASS A SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year     $  13.60     $  12.32     $  10.75      $  11.09    $   9.77
                                       --------     --------     --------      --------    --------
Increase (decrease) from
 investment operations:
 Net investment income (a)             $   0.29     $   0.16     $   0.17      $   0.14    $   0.12
 Net realized and unrealized gain
   (loss) on investments                   0.38         1.31         1.57        (0.29)        1.33
                                       --------     --------     --------      --------    --------
   Net increase (decrease) from
    investment operations              $   0.67     $   1.47     $   1.74      $  (0.15)   $   1.45
Distributions to shareowners:
 Net investment income                 $  (0.43)    $  (0.19)    $  (0.17)     $  (0.19)   $  (0.13)
                                       --------     --------     --------      --------    --------
Total distributions to shareowners     $  (0.43)    $  (0.19)    $  (0.17)     $  (0.19)   $  (0.13)
                                       --------     --------     --------      --------    --------
Net increase (decrease) in net
 asset value                           $   0.24     $   1.28     $   1.57      $  (0.34)   $   1.32
                                       --------     --------     --------      --------    --------
Net asset value, end of year           $  13.84     $  13.60     $  12.32      $  10.75    $  11.09
                                       --------     --------     --------      --------    --------
Total return*                              5.08%       11.96%       16.40%       (1.31)%      14.85%
Ratio of net expenses to average
 net assets+                               0.69%        0.68%        0.69%        0.76%        0.76%
Ratio of net investment income to
 average net assets+                       2.15%        1.24%        1.50%        1.29%        1.11%
Portfolio turnover rate                      98%           8%           6%           7%          12%
Net assets, end of year (in
 thousands)                            $273,763     $163,349     $149,586      $134,988    $140,979
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                  0.69%        0.68%        0.69%        0.76%        0.76%
 Net investment income to
   average net assets                      2.15%        1.24%        1.50%        1.29%        1.11%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

PIONEER SOLUTIONS - GROWTH FUND


CLASS C SHARES


                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                      ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of year     $ 12.82      $ 11.65      $ 10.18      $ 10.50      $  9.26
                                       -------      -------      -------      -------      -------
Increase (decrease) from
 investment operations:
 Net investment income (a)             $  0.12      $  0.06      $  0.09      $  0.06      $  0.04
 Net realized and unrealized gain
   (loss) on investments                  0.43         1.23         1.48       (0.27)         1.26
                                       -------      -------      -------      -------      -------
   Net increase (decrease) from
    investment operations              $  0.55      $  1.29      $  1.57      $ (0.21)     $  1.30
Distributions to shareowners:
 Net investment income                 $ (0.29)     $ (0.12)     $ (0.10)     $ (0.11)     $ (0.06)
                                       -------      -------      -------      -------      -------
Total distributions to shareowners     $ (0.29)     $ (0.12)     $ (0.10)     $ (0.11)     $ (0.06)
                                       -------      -------      -------      -------      -------
Net increase (decrease) in net
 asset value                           $  0.26      $  1.17      $  1.47      $ (0.32)     $  1.24
                                       -------      -------      -------      -------      -------
Net asset value, end of year           $ 13.08      $ 12.82      $ 11.65      $ 10.18      $ 10.50
                                       -------      -------      -------      -------      -------
Total return*                             4.36%       11.09%       15.58%      (1.91)%       14.10%
Ratio of net expenses to average
 net assets+                              1.38%        1.37%        1.40%       1.46%         1.46%
Ratio of net investment income to
 average net assets+                      0.95%        0.46%        0.78%       0.59%         0.40%
Portfolio turnover rate                     98%           8%           6%          7%           12%
Net assets, end of year (in
 thousands)                            $92,650      $63,333      $53,032      $45,570      $48,586
Ratios with no waivers of fees and
 assumption of expenses by the
 Adviser and no reduction for
 fees paid indirectly:
 Net expenses to average net
   assets                                 1.38%        1.37%        1.40%       1.46%         1.46%
 Net investment income to
   average net assets                     0.95%        0.46%        0.78%       0.59%         0.40%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Financial highlights

PIONEER SOLUTIONS - GROWTH FUND


CLASS R SHARES


                                                                                      7/1/15 TO
                                                                                      7/31/2015
                                                                                  -----------------
 Net asset value, beginning of year                                                  $   13.78
                                                                                     ---------
 Increase (decrease) from investment operations:
  Net investment income (a)                                                          $   (0.00)(b)
  Net realized and unrealized gain (loss) on investments                                  0.06
                                                                                     ---------
   Net increase (decrease) from investment operations                                $    0.06
 Net increase in net asset value                                                     $    0.06
  Net asset value, end of year                                                       $   13.84
                                                                                     ---------
 Total return*                                                                            0.44%**
 Ratio of net expenses to average net assets+                                             0.89%***
 Ratio of net investment income to average net assets+                                   (0.38)%***
 Portfolio turnover rate                                                                    98%
 Net assets, end of year (in thousands)                                              $      10
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses to average net assets                                                      0.89%***
  Net investment income to average net assets                                            (0.38)%***

(a)        Calculated using average shares outstanding for the year.
(b)        Amount rounds to less than $(0.005) per share.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
**    Not annualized
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
***   Annualized

PIONEER SOLUTIONS - GROWTH FUND


CLASS Y SHARES


                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      7/31/2015    7/31/2014    7/31/2013    7/31/2012   7/31/2011
                                    ------------ ------------ ------------ ------------ -----------
 Net asset value, beginning of
  year                                $ 13.88      $ 12.56      $ 10.95      $ 11.45    $10.07
                                      -------      -------      -------      -------    ------
 Increase (decrease) from
  investment operations:
  Net investment income (a)           $  0.26      $  0.28      $  0.20      $  0.17    $ 0.17
  Net realized and unrealized
   gain (loss) on investments            0.46         1.25         1.61        (0.44)     1.37
                                      -------      -------      -------      -------    ------
   Net increase (decrease)
     from investment
     operations                       $  0.72      $  1.53      $  1.81      $ (0.27)   $ 1.54
 Distributions to shareowners:
  Net investment income               $ (0.49)     $ (0.21)     $ (0.20)     $ (0.23)   $(0.16)
                                      -------      -------      -------      -------    ------
 Total distributions to
  shareowners                         $ (0.49)     $ (0.21)     $ (0.20)     $ (0.23)   $(0.16)
                                      -------      -------      -------      -------    ------
 Net increase (decrease) in net
  asset value                         $  0.23      $  1.32      $  1.61      $ (0.50)   $ 1.38
                                      -------      -------      -------      -------    ------
 Net asset value, end of year         $ 14.11      $ 13.88      $ 12.56      $ 10.95    $11.45
                                      -------      -------      -------      -------    ------
 Total return*                           5.30%       12.25%       16.70%       (2.28)%   15.39%
 Ratio of net expenses to average
  net assets+                            0.47%        0.40%        0.44%        0.50%     0.36%
 Ratio of net investment income
  to average net assets+                 1.87%        2.10%        1.71%        1.60%     1.58%
 Portfolio turnover rate                   98%           8%           6%           7%       12%
 Net assets, end of year (in
  thousands)                          $ 1,556      $ 1,031      $ 1,314      $ 2,012    $1,947
 Ratios with no waivers of fees
  and assumption of expenses
  by the Adviser and no
  reduction for fees paid
  indirectly:
  Net expenses to average net
   assets                                0.47%        0.40%        0.44%        0.50%     0.36%
  Net investment income to
   average net assets                    1.87%        2.10%        1.71%        1.60%     1.58%

(a)        Calculated using average shares outstanding for the year.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each year.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

Pioneer Solutions - Conservative Fund
Pioneer Solutions - Balanced Fund
Pioneer Solutions - Growth Fund

YOU CAN OBTAIN MORE FREE INFORMATION about the funds from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the funds, to request copies of the funds' statement of additional information and shareowner reports, and to make other inquiries.

VISIT OUR WEBSITE
us.pioneerinvestments.com
The funds make available the statement of additional information and shareowner reports, free of charge, on the funds' website at us.pioneerinvestments.com. You also may find other information and updates about Pioneer and the funds, including fund performance information and each fund's most recent net asset value, on the fund's website.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the funds.
The statement of additional information, dated December 1, 2015, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
You can also review and copy the funds' shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-21569)


[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET                                                    20162-11-1215
BOSTON, MA 02109                 (Copyright)2015 Pioneer Funds Distributor, Inc.
US.PIONEERINVESTMENTS.COM                                            Member SIPC

[GRAPHIC APPEARS HERE]




Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com














This is not part of the prospectus.




20162-11-1215
(Copyright)2015 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC